                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                           COLE COMPUTER CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

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

                            COLE COMPUTER CORPORATION
                             CORPORATE HEADQUARTERS
                           11711 SOUTH PORTLAND AVENUE
                             OKLAHOMA CITY, OK 73170
                                 (405) 692-5351
                               FAX (405) 652-5361


June 16, 2000



Dear Shareholder:

It is a pleasure to invite you to attend the 2000 Annual Meeting of Shareholders of Cole Computer Corporation. The meeting will be held at the Veterans of Foreign Wars (VFW) Post 1857, 1103 North Blackwelder, Oklahoma City, Oklahoma (at Blackwelder and 10th Streets), on Wednesday, July 26, 2000, at 11:00 a.m. local time.

The formal notice of the meeting, the proxy statement and your proxy card are enclosed in this mailing. At the meeting, you will be asked to elect directors, ratify the appointment of independent accountants, ratify the Restatement of Articles of Incorporation, ratify the Restatement of Corporate By-Laws, and other business as may properly come before the meeting.

Whether or not you plan to attend the shareholder meeting in person, we ask that you execute and return your proxy promptly, using the postage-paid envelope we have provided for your convenience. Submitting your vote at this time will save your company the cost of additional proxy solicitation.

Thank you for your continued support.

Sincerely,


/s/ Dr. S.F. Hartley                                   /s/  HOMER O. COLE III
Dr. S.F. Hartley                                       Homer O. Cole III
Chairman of the Board                                  Chief Executive Officer


                   /s/ JOHN RUTH
                   John Ruth
                   President and Chief Operating Officer

                            COLE COMPUTER CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  July 26, 2000


                                                     11711 South Portland Avenue
                                                   Oklahoma City, Oklahoma 73170
                                                                   June 16, 2000

To The Shareholders:

The Annual Meeting of Shareholders of Cole Computer Corporation will be held at the Veterans of Foreign Wars (VFW) Post 1857, 1103 North Blackwelder, Oklahoma City, Oklahoma (at Blackwelder and NW 10th Streets), on Wednesday, July 26, 2000, at 11:00 a.m., Central Time, to consider and act upon:

     1. Election of seven (7) directors for staggered terms of three, two or one years and until their successors are elected and qualified;

     2.   Ratification of the appointment of independent accountants; and

     3.   Ratification of Restatement of Articles of Incorporation

     4.   Ratification of Corporate By-Laws

     5. Such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record as of the close of business on June 16, 2000, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

SHAREHOLDERS ARE REMINDED THAT SHARES CANNOT BE VOTED UNLESS THE SIGNED PROXY CARD IS RETURNED OR THE SHARES ARE VOTED IN PERSON OR OTHER ARRANGEMENTS ARE MADE TO HAVE THE SHARES REPRESENTED AT THE MEETING.


                                          By Order of the Board of Directors


                                          /s/ CYNTHIA COLE
                                          Cynthia Cole
                                          Corporate Secretary

                                TABLE OF CONTENTS

INTRODUCTION ............................................................... 1
     SOLICITATION OF PROXIES ............................................... 1
     OUTSTANDING STOCK AND VOTING RIGHTS ................................... 1
OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS ..................... 2
     FIVE PERCENT SHAREHOLDERS ............................................. 2
BOARD MEETINGS AND COMMITTEES .............................................. 3
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE .................... 3
PROPOSAL 1. ELECTION OF DIRECTORS .......................................... 3
EXECUTIVE OFFICER COMPENSATION ............................................. 6
EMPLOYMENT AGREEMENTS ...................................................... 6
COMPENSATION OF DIRECTORS .................................................. 7
     COMPENSATION .......................................................... 7
PROPOSAL 2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS ..... 7
OTHER MATTERS .............................................................. 7
PROPOSAL 3. Ratification of the Restatement of Articles of Incorporation ... 7
PROPOSAL 4. Ratification of the Restatement of the Corporate By-Laws ....... 7
EXPENSES OF SOLICITATION ................................................... 8
2001 ANNUAL MEETING OF SHAREHOLDERS ........................................ 8
  AUDITED FINANCIALS
RESTATEMENT OF ARTICLES OF INCORPORATION NEVADA CORPORATION
     FTI NO: 76-0547762
RESTATEMENT OF COLE COMPUTER CORPORATION NEVADA CORPORATION
     FTI NO: 76-0547762

                  ---------------------------------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  JULY 26, 2000

                           --------------------------


INTRODUCTION

SOLICITATION OF PROXIES

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Cole Computer Corporation of proxies to be used at the Shareholder Meeting of Shareholders of the Company on July 26, 2000, at 11:00 a.m. at the Veterans of Foreign Wars (VFW) Post 1857, 1103 North Blackwelder, Oklahoma City, Oklahoma, at Blackwelder and NW 10th Streets and at any adjournment thereof. The Company's Summary Annual Report for 1999, the Annual Report on Form 10-K for the year ended December 31, 1999, and this proxy material is being sent to shareholders beginning on or about June 30, 2000.

Shares represented by valid proxies will be voted at the Shareholder Meeting or any adjournment thereof in accordance with each shareholder's directions. Please vote by marking the appropriate boxes, signing, dating and returning the enclosed proxy card. If the card is signed and returned without direction, the shares will be voted as recommended by the Board. A proxy may be revoked by a shareholder at any time before its use by filing written notice of revocation by submitting a subsequent proxy to the Corporate Secretary of the Company or by voting in person at the meeting.

OUTSTANDING STOCK AND VOTING RIGHTS

The Company's Board of Directors has fixed the close of business on June 16, 2000, as the record date for determining shareholders of record entitled to notice of, and to vote at the Shareholder Meeting. On the record date, the Company had 10,672,400 outstanding shares of common stock. Each shareholder is entitled to one vote for each share of common stock registered in that person's name on the books of the Company on the record date (June 16, 2000) on all business to come before the meeting. The presence of one-third of the Company's outstanding common shares in person or by proxy will constitute a quorum for the transaction of business at the Shareholder Meeting. Provided a quorum is present, Directors will be elected by a plurality of the votes validly cast in the election and the vote of a majority of the shares of common stock represented in person or by proxy will be sufficient for the transaction of any other business properly brought before the Shareholders Meeting. Abstentions from voting, including broker non-votes, with respect to shares present at the Shareholders Meeting in person or by proxy will have no effect in determining whether a quorum is present or on the election of Directors, but will have the effect of votes against any business other than the election of Directors.

             OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS

FIVE PERCENT SHAREHOLDERS

The Company has two persons who beneficially own more than 5% of its outstanding common stock as reported on Schedule 13G filed with the Securities and Exchange Commission (SEC) and certain affiliates pursuant to the Securities Exchange Act of 1934. The following table and notes have been prepared in reliance upon such filing for the nature of ownership and an explanation of overlapping ownership.


                  Name and Address of           Amount and Nature                     Percent
                  Beneficial Owner              of Beneficial Ownership               Class
                  -------------------           Reported on Schedule 13G              -------
                                                ------------------------

                  Homer O. and Cynthia Cole              5,200,000                     48.724%

                  Cynthia Cole                             270,275                      2.532%

                  Homer O. Cole III                        136,400                      1.278%

The following table sets forth information regarding the beneficial ownership of common stock as of June 16, 2000, by each Director and Director nominee and the Company's Chief Executive Officer and the four most highly compensated executive officers of the Company, who served in such capacities as of December 31, 1999, (the "named executive officers") and by all Directors and executive officers as a group.

Unless otherwise indicated in a footnote, each person listed in the table possesses sole voting and investment power with respect to the shares shown in the table to be owned by that person.


         Name and Address of            Amount and Nature of                              Percent
          Beneficial Owner              Beneficial Ownership                               Class
         -------------------            --------------------                              -------

Homer O. Cole III, CEO* (Joint)              5,200,000*                                   48.724%
Cynthia A. Cole, CFO* (Joint)
Homer O. Cole III, CEO*                        136,400                                     1.278%
Cynthia A. Cole, CFO*                          270,275                                     2.532%
Kam Mar, Director                               50,000                                     0.468%
Dr. S.F. Hartley, Director                      98,000                                     0.918%
John Ruth, Vice President                       50,000                                     0.468%
John Geist, Vice President                      35,000                                     0.328%

All other executive officers
   as a group (persons)                         17,500                                     0.181%

*Homer O. Cole III controls all voting rights to these shares.

                          BOARD MEETINGS AND COMMITTEES

The Company's Board of Directors held five (5) meetings during 1999. Each Director attended at least 75% of the total number of meetings of the Board of Directors and the Committees on which he or she served during the year.

The Board of Directors has the following two (2) standing committees.

Audit Committee. The Audit Committee is authorized to review the Company's financial condition and to review and approve the scope and results of the Company's outside audit and the fees therefor and to make recommendations to the Board of Directors concerning auditing and accounting matters and the selection of independent accountants. Its membership is restricted to only one Director who is not an employee of the Company or its affiliates. All others (the majority) are non-employees and non-affiliates. The members of the Committee are: Chairman Albert D. Fields, Director; Dr. S.F. Hartley, Director, Chairman of the Board; and John Ruth, President and Chief Operating Officer.

Executive Committee: The Executive Committee is authorized to review and make decisions on behalf of the full Board when the full Board is not available or can not be contacted. The members of the committee are Chairman Dr. S.F. Hartley, Chairman of the Board; Homer O. Cole III, Chief Executive Officer; and John Ruth, Present and Chief Operating Officer.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Directors, executive officers, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of such forms, the Company believes that all Section 16(a) filing requirements applicable to its Directors and executive officers (the Company had no greater than 10% beneficial owners of its stock) were complied with for the year ending December 31, 1999.

A LIST OF SHAREHOLDERS ENTITLED TO VOTE AT THE MEETING WILL BE AVAILABLE TEN
(10) DAYS BEFORE THE DATE OF THE MEETING AT THE COMPANY'S HEADQUARTERS DURING ORDINARY BUSINESS HOURS.


                        PROPOSAL 1. ELECTION OF DIRECTORS

The Board of Directors consists of seven (7) Directors: three will hold office for three years; two will hold office for two years; and two will hold office for one year. All will remain in office until successors are duly elected and qualified. At each Annual Meeting of shareholders of the Company, the Directors whose terms expire at that meeting shall be elected to hold office for a term expiring at the Annual Meeting of Shareholders.

If any nominee should become unable to serve, the persons named as proxies on the proxy card will vote for the person or persons the Board recommends, if any. The Board knows of no reason why any nominee will be unavailable or unable to serve.

Set forth below is their information about each Director nominee including business positions held during at least the past five years, their age, and other Directorships held and periods of service as a Director of the Cole Computer Corporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES NAMED BELOW.

THREE YEAR APPOINTMENT TO THE BOARD

DR. S.F. HARTLEY, 55

Dr. S.F. Hartley, D.P.M. is the Chairman of the Board of Directors and a Director of the Company. He is a well respected podiatrist in Houston, Texas; owns five (5) podiatry clinics and is a co-owner of three(3) surgery centers in the greater Houston area. In addition, Dr. Hartley is a shareholder and Board of Director member of a national company that owns seventy-two (72) podiatry clinics across the United States. Dr. Hartley is on staff at several hospitals and also serves as the national representative for the State of Texas on the National Podiatry Board. Dr. Hartley is also a Board of Director member for several banking institutions.


HOMER O. COLE III, 44

Homer O. Cole III is a Director and the Chief Executive Officer of the Company. Mr. Cole's work experience includes serving as Cole Computer Corporation's Chief Executive Officer since 1991. Mr. Cole has years of previous experience as a Service Manager for several television and appliance companies who maintain a leading presence based on quality service and integrity in the Oklahoma markets. The Archbishop of Oklahoma City and the President of St. Gregory's University has selected Mr. Cole as a Founder of St. Gregory's University, Shawnee, Oklahoma.


JOHN L. RUTH, 46

John L. Ruth is the President and a Director of the Company. In April 1999, Lt. Col. John L. Ruth jointed the Company. Mr. Ruth has a decorated twenty-two year career in the United States Air Force, with his most recent posting as the Director of Logistics, 72nd Air Base Wing at Tinker AFB in Oklahoma City. Lt. Col. Ruth has directed responsibility for the $7 billion dollar Supply and Equipment accounts at Tinker AFB and held management responsibility for the $200 million dollar annual General Support Division's Stock Fund budget. He has directed oversight of over 500 Tinker AFB civilian and military personnel. Lt. Col. Ruth has received numerous commendations, decorations and awards including the Meritorious Service Medal with two Oak Leaf clusters and the Air Force Commendation Medal with two Oak Leaf clusters. He is a graduate of the Air Command and Staff College. Lt. Col. Ruth earned a Masters degree in Human Relations from the University of Phoenix, Salt Lake City, Utah and a Bachelor's degree in Business Administration/Marketing from Florida State University. Lt. Col. Ruth is married, the father of one daughter and is a well-respected community and church leader.

TWO YEAR APPOINTMENT TO THE BOARD


ALBERT D. FIELDS,

Joining the Cole Board of Directors in May of 2000, Mr. Albert D. Fields brings a world of knowledge in Profit Improvement, Strategic Planning, and General Accounting. Mr. Fields is a seasoned financial management professional with twenty-seven years of experience in institutions ranging from a $25 million dollar single-branch operation to a $300 million dollar multiple-branch public company. Mr. Fields currently serves as President of Bayshore National Bank in La Porte, Texas where he has been employed since 1978. Mr. Fields' many accomplishments include: Coordinating the purchase of two Savings & Loans, banking branch offices, and three independent banks, developing Bayshore's S-1 statement helping to take the bank's holding company public, as well as developing a new mortgage lending division and assisting in forming the bank's own independent insurance agency. Mr. Fields received his Bachelor of Business Administration from Southwest State University in San Marcos, Texas, and has attended the School of Banking of the South in Baton Rouge, LA. And National Commercial Lending School at the University of Oklahoma. Mr. Fields is extremely active in the community, serving various posts with the LA Porte Chamber of Commerce, Area Water Authority, Optimist Club, and Deer Park Rotary.

DR. YIN-CHANG LIU, 49

Dr. Yin-Chang Liu has a B.S. M.S. and Ph.D. in Chemical Engineering and has held positions with Helipump Inc. as a Research Engineer, Senior Engineer, Chief Engineer and Vice President of Engineering. He has also held positions as President and Chief Executive Officer of CTX International. Dr. Liu currently serves on the Boards of Lasertech and Alorica Inc. and as a Special Consultant at Smile International.


ONE YEAR APPOINTMENT TO THE BOARD

MS. CYNTHIA A. COLE, 37

Cynthia A. Cole is a Director and the Corporate Secretary of Cole Computer Corporation. Ms. Cole has served as President of Cole Computer Corporation when first incorporated. Ms. Cole received a nursing degree from Rose State College and is a Registered Nurse. Ms. Cole performs many charitable services within the community and is involved in her community church.


KAM MAR, 59

Kam Mar is a Director of the Company. In 1986, Mr. Mar and his business partner, Tony Ho, developed Elco Computer, a small computer retail store in Alhambra, California, which in one year became a multi-million dollar computer parts distributor. In 1987, he brought the least expensive PC motherboard with 1 mega byte of RAM to the market. In 1987, Mr. Mar founded Procomp Computer and was the Chief Financial Officer until 1996. Procomp Computer is a system integrator providing customized microcomputers to corporations. In 1989, he founded K.M. Corporation to manufacture 486 motherboards in Sunnyvale, California. In 1994, Lasertech Computer Distributor, Inc. was founded with Mr. Mar as the Chief Executive Officer and Chief Financial Officer.

CORPORATE COUNSEL WILL HAVE AVAILABLE AT THE STOCKHOLDERS MEETING ALL DIRECTOR AND OFFICER'S QUESTIONNAIRES THAT MAY BE REVIEWED BY STOCKHOLDERS WITH PROPER IDENTIFICATION.

                         EXECUTIVE OFFICER COMPENSATION


Executive Compensation Summary Table

The following table sets forth certain information concerning total compensation for services rendered in all capacities awarded or paid by Cole Computer Corporation's Chief Executive Officer and the Company's "named executive officers" for services rendered to the Company during 1999.


                                                                          Other
                                                                          Annual                       All Other
                                     Salary         Bonus             Compensation (1)              Compensation(4)
Name and Principal Position             $             $                     $                              $
---------------------------         --------        -----             ----------------              ---------------

Homer O. Cole III,                  $63, 127         N/A               36,400 Shares                      N/A
  Chief Executive Officer

John Ruth                           $31,200 *        N/A               50,000 Shares                      N/A
   President and Chief
   Operating Officer

Cynthia A. Cole                     $15,890 *        N/A               N/A                                N/A
   Chief Financial Officer
   Corporate Secretary

John Geist                          $42,500 *        N/A               35,000 Shares                      N/A
   Vice President
   Division President

         *NOT ON PAYROLL EMPLOYED FOR FULL YEAR

                              EMPLOYMENT AGREEMENTS


Cole Computer Corporation has entered into employment agreements (the "Employment Agreements") with each of the following. John Ruth and John Geist. The Employment Agreements prohibit the executives from engaging in or advising, either directly or indirectly, any business which is substantially competitive with any business then actively conducted. The Employment Agreements provide that Cole Computer Corporation will have the right to terminate any executive's employment, and that any executive will have the right at any time to terminate his employment with Cole Computer Corporation under the Employment Agreements. Cole Computer Corporation will provide an executive with the following benefits in the event of termination by Cole Computer Corporation other than for cause (as defined in the Employment Agreements) or by the executive for good reason (as defined in the Employment Agreements): (i) a lump-sum payment in an amount of two months salary in effect on the date of termination and other benefits are required.

                            COMPENSATION OF DIRECTORS


COMPENSATION

All Directors of the Company receive for serving on the Board of Directors of Cole Computer Corporation 6,250 shares of Cole Computer Corporation stock per quarter providing the Director is present at the Shareholders Meeting and available through out the quarter plus any actual expenses incurred.

     PROPOSAL 2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors, on the recommendation of the Audit Committee, appointed Malone & Bailey PLLC, independent accountants, to audit and report on the consolidated financial statements of the Company for 2000. Malone & Bailey has audited and reported on the consolidated financial statements of the Company for 1999.

Although ratification of the appointment of Malone & Bailey by the shareholders is not required, the Board of Directors has determined that it is desirable to request ratification of such appointment. If ratification is not obtained, the Board of Directors will reconsider the appointment.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

The Company has been advised that representatives of Malone & Bailey will be present at the Annual Meeting. They will be afforded the opportunity to make a statement, should they desire to do so and to respond to appropriate questions.


                                  OTHER MATTERS

The Board of Directors knows of two other matters to be brought before the Annual Meeting. If any other matters are presented for action and come before the meeting, it is intended that the person named as proxy on the proxy card will vote on such matters in accordance with their best judgment.

    PROPOSAL 3. RATIFICATION OF THE RESTATEMENT OF ARTICLES OF INCORPORATION

         The Board of Directors has recommended with the Restatement of the Articles of Incorporation to increase the number of authorized shares and classes of stock (see attached Restatement of the Articles of Incorporation)

HERE THE BOARD OF DIRECTORS RECOMMENDS THAT FIVE STOCKHOLDERS VOTE FOR THIS PROPOSAL


      PROPOSAL 4. RATIFICATION OF THE RESTATEMENT OF THE CORPORATE BY-LAWS

HERE THE BOARD OF DIRECTORS RECOMMENDS THAT FIVE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

                            EXPENSES OF SOLICITATION

The Company will bear the cost of soliciting proxies from its shareholders and will enlist the help of brokerage houses in soliciting proxies from their customers. The Company will reimburse these institutions for out-of-pocket expenses, if any. In addition to be solicited through the mails, proxies may also be solicited personally or by telephone by the Directors, Officers and Employees of the Company or its subsidiaries. The Company has selected the 225 year old company, Bowne, (the world's largest financial printer) to handle printing and the stockholder's mailing.


                       2001 ANNUAL MEETING OF SHAREHOLDERS


The 2001 Annual Meeting of Shareholders is scheduled to be held on Wednesday, July 25, 2001. The Board is empowered by the by-laws of the Company to change the time of the meeting.

Proposals of shareholders must be received by the Company no later than December 31, 2000, to be eligible for inclusion under the rules of the SEC in the Company's proxy material for the 2001 Annual Meeting of Shareholders and must comply with such rules.

Under the Company's by-laws, proposals of shareholders not included in the proxy materials may be presented at the 2001 Annual Meeting of Shareholders only if the Company's Corporate Secretary has been notified of the nature of the proposal and is provided certain additional information at least sixty days but not more than ninety days prior to June 30, 2001, the first anniversary of the proxy statement in connection with the 2000 Annual Meeting of Shareholders (subject to exceptions if the 2000 Annual Meeting is advanced by more than 30 days and the proposal is a proper one for shareholder action).

Shareholders wishing to suggest candidates to the Company as possible nominees as Directors may submit names and biographical data to the Corporate Secretary of the Company.

The Company's by-laws also require that notice of nominations of persons for election to the Board of Directors, other than those made by or at the direction of the Board of Directors, must be received by the Corporate Secretary at least sixty days but not more than ninety days prior to June 30, 2001, the first anniversary of the proxy statement in connection with the 2000 Annual Meeting of Shareholders (subject to exceptions if the 2000 Annual Meeting of Shareholders is advanced by more than 30 days). The Notice must present certain information concerning the nominees and the shareholders making nominations. The Corporate Secretary must receive a statement of any nominee's consent to serve as a Director if elected.

                                        By Order of the Board of Directors


                                        /s/  CYNTHIA COLE
                                        Cynthia Cole
                                        Corporate Secretary

June 16, 2000

                o    COLE COMPUTER'S AUDITED FINANCIAL FOR 1999

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders of Cole Computer Corporation
   (formerly Pandora's Golden Box)
   Oklahoma City, Oklahoma

We have audited the accompanying consolidated balance sheets of Cole Computer Corporation and subsidiary as of December 31, 1999 and 1998, and the related statements of income, stockholders' equity and cash flows for each of the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Cole Computer Corporation and subsidiary as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the years then ended in conformity with generally accepted accounting principles.

February 29, 2000

Malone & Bailey, PLLC
Houston, Texas

                            COLE COMPUTER CORPORATION
                         (formerly Pandora's Golden Box)
                           CONSOLIDATED BALANCE SHEETS
                        As of December 31, 1999 and 1998

                                                      1999          1998
                                                   ----------    ----------
CURRENT ASSETS
  Cash                                             $  154,791    $  226,418
  Accounts receivable                                 102,846        86,058
  Theft loss receivable                               105,530
  Inventory                                           377,444       651,596
  Income tax refunds receivable                        10,588
  Other current assets                                  7,532        12,131
                                                   ----------    ----------

     Total Current Assets                             758,731       975,703

EQUIPMENT, less accumulated depreciation
  of $76,841 and $33,704                              171,485        69,335

Construction in progress                               34,852
Deferred contract costs                               236,645
                                                   ----------    ----------

          TOTAL ASSETS                             $1,201,713    $1,045,538
                                                   ==========    ==========

CURRENT LIABILITIES
  Notes payable                                    $  384,852
  Current portion of installment notes payable         24,563    $    9,272
  Demand note payable to stockholder                   45,565        50,607
  Accounts payable                                    592,187       554,447
  Accrued expenses                                    189,395       155,583
                                                   ----------    ----------

     Total Current Liabilities                      1,236,562       769,909

LONG-TERM DEBT, net of current portion                 15,970        24,356
                                                   ----------    ----------

     Total Liabilities                              1,252,532       794,265
                                                   ----------    ----------

STOCKHOLDERS' EQUITY
   Common stock, $.001 par value, 25,000,000
     shares authorized, 9,940,900 shares
     issued and outstanding                            10,064         9,941
   Paid in capital                                    802,831       445,753
   Retained earnings (Deficit)                       (863,714)     (204,421)
                                                   ----------    ----------

     Total Stockholders' Equity (Deficit)             (50,819)      251,273
                                                   ----------    ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $1,201,713    $1,045,538
                                                   ==========    ==========



         See accompanying summary of accounting policies and notes to financial statements.

                            COLE COMPUTER CORPORATION
                         (formerly Pandora's Golden Box)
                        CONSOLIDATED STATEMENTS OF INCOME
                 For the Years Ended December 31, 1999 and 1998



                                                      1999         1998
                                                   ----------   ----------
REVENUES, net of returns and allowances
  of $174,432 and $166,930                         $ 8,737,770   $8,305,479

COST OF SALES
  Materials                                          7,148,112    7,147,868
  Labor                                                173,690      225,797
  Other                                                 76,332       41,732
                                                   -----------   ----------
     Total Cost of Sales                             7,398,134    7,415,397
                                                   -----------   ----------

  GROSS MARGIN                                       1,339,636      890,082
                                                   -----------   ----------

Selling expenses                                       955,981      629,897
General and administrative                           1,020,691      433,538
                                                   -----------   ----------

     NET (LOSS) FROM OPERATIONS                       (637,036)    (173,353)

Interest income                                             43          651
Interest (expense)                                     (22,300)     (26,245)
                                                   -----------   ----------

     NET (LOSS) BEFORE TAXES                          (659,293)    (198,947)

INCOME TAX (Benefit)                                                 (7,588)
                                                   -----------   ----------

     NET (LOSS)                                    $  (659,293)  $ (191,359)
                                                   ===========   ==========


Income (loss) per common share                     $     (.066)  $    (.025)
Weighted average shares outstanding                  9,991,879    7,520,077


         See accompanying summary of accounting policies and notes to financial statements.

                            COLE COMPUTER CORPORATION
                         (formerly Pandora's Golden Box)
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                 For the Years Ended December 31, 1999 and 1998


                                 - Common stock -   Paid in     Retained
                        Shares           $          Capital     (Deficit)    Totals
                       ---------   ------------   ----------- -----------  ----------
Balances -
  December 31, 1997    7,300,002   $ 7,300        $     (223) $ (13,062)    $  (5,985)

Shares contributed
  by founding
  shareholders          (955,725)     (956)              956

Shares issued for
  services performed
  early to mid-1998      955,725       956           285,761                  286,717

Shares issued in
  connection with
  reorganization
  December 1998        2,248,000     2,248         1,604,727                1,606,975

Costs of fundraising
  - shares issued                                 (1,816,975)              (1,816,975)
  - cash paid                                        (21,000)                 (21,000)

Shares sold for cash
  December 1998          392,898       393           392,507                  392,900

Net (loss) - 1998                                                            (191,359)
                       ---------   -------         ---------  ---------     ---------

Balances -
  December 31, 1998    9,940,900     9,941           445,753   (204,421)      251,273

Shares sold for cash
  January 1999            50,000        50            49,950                   50,000

Shares contributed
  by founding
  shareholders           (81,100)      (81)               81

Shares issued for
  services               154,600       154           307,047                  307,201

Net (loss) - 1999                                                            (659,293)
                       ---------   -------         ---------  ---------     ---------

Balances -
  December 31, 1999   10,064,400   $10,064         $ 802,831  $(863,714)    $ (50,819)
                      ==========   =======         =========  =========     =========

                See accompanying summary of accounting policies
                       and notes to financial statements.

                            COLE COMPUTER CORPORATION
                         (formerly Pandora's Golden Box)
                      CONSOLIDATED STATEMENTS OF CASH FLOW
                 For the Years Ended December 31, 1999 and 1998

                                                        1999        1998
                                                     ----------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                  $(659,293)  $(191,359)
  Adjustments to reconcile net income to net
    cash provided by operating activities:
    Stock issued for services                          307,200      76,718
     less:  amount deferred until next year             (4,500)
    Depreciation                                        43,137      17,597
    Deferred income taxes                                           (2,793)
  Change in cash from:
    Accounts receivable                                (16,788)    (25,887)
    Inventory                                          274,152    (520,051)
    Other current assets                                (1,488)     (7,953)
    Accounts payable                                    37,739     486,170
    Accrued expenses                                    33,812     102,187
                                                     ---------   ---------

     NET CASH FROM OPERATING ACTIVITIES                 13,971     (65,371)
                                                     ---------   ---------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of equipment                               (145,287)    (30,111)
  Payments on construction in progress                 (34,852)
  Payments on deferred contract costs                 (236,645)
                                                     ---------

     NET CASH FROM INVESTING ACTIVITIES               (416,784)
                                                     ---------

CASH FLOWS FROM FINANCING ACTIVITIES
  Cash loan by a major vendor and stockholder          250,000
  Cash loan by a stockholder                            34,852
  Proceeds from a bank credit line                     100,000
  Reimbursements to a bank for the theft loss         (110,791)
    Less:  non-cash portion of loan increase            22,225
  Stock issued for cash                                 50,000      392,900
  Less:  cash paid for costs of fundraising                         (21,000)
  Advances by (repayments to) founding stockholder      (5,042)      50,607
  New installment loans                                              18,561
  Principal payments on installment loans              (10,058)    (142,128)
                                                     ---------   ----------
     NET CASH FROM FINANCING ACTIVITIES                331,186      298,940
                                                     ---------   ----------

NET CHANGE IN CASH                                     (71,627)     203,458

CASH ON HAND - beginning of year                       226,418       22,960
                                                     ---------    ---------

             - end of year                           $ 154,791    $ 226,418
                                                     =========    =========

SUPPLEMENTAL DISCLOSURES
  Interest paid                                      $  21,800    $  26,245
  Income taxes paid                                          0            0


                 See accompanying summary of accounting policies
                       and notes to financial statements.

                           COLE COMPUTER CORPORATION
                        (formerly Pandora's Golden Box)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business: Electronic Service Co., Inc. (ESCI) was formed in November 1991 as an Oklahoma corporation for the purpose of acquiring and operating an electronics repair business. In 1996, the Company adopted the dba Computer Masters and changed its business to personal computer clone hardware assembly, sales, and repair, utilizing both the Intel and AMD microprocessors. The Company changed its name to Cole Computer Corporation (the Company) and its state of incorporation (Nevada) incident to its reverse acquisition (reorganization) described in Note 5. ESCI is now a wholly-owned subsidiary of the Company. The Company now has eleven retail stores in Oklahoma, Arkansas and Texas, and also sells to area government agencies and military installations.

All shares transactions for the two-year period have been restated for the 3-for-1 split occurring December 1998. All significant intercompany transactions have been eliminated in the consolidated financial statements.

In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenue and expenses in the income statement. Actual results could differ from those estimates.

Cash and Cash Equivalents include highly liquid investments, which are readily convertible into cash and have maturities of three months or less.

Revenue is recognized when products are delivered.

Bad debts are insignificant and are recognized when collection is deemed doubtful by management.

Inventories include component parts, sub-assemblies and merchandise held for sale, and are valued at the lower of cost or market, using the first-in, first-out method. Obsolete inventory is written down to liquidation value as needed. Virtually all inventory on hand is component parts, as completed computers are sold as they are built.

Equipment is carried at cost and consists of a vehicle and computers used for inventory control and retail point-of-sale terminals.

Depreciation is determined using the straight-line method based over their estimated useful lives.

Deferred income taxes are determined on the liability method. Timing differences between net income and taxable income as reported result mostly from depreciation timing differences.

Warranty repair expenses are immaterial and no reserve for warranty repairs has been established.

                           COLE COMPUTER CORPORATION
                        (formerly Pandora's Golden Box)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 2 - THEFT LOSS RECEIVABLE

In May 1999, the Company incurred losses from shipping goods to various locations, relying on stolen credit card numbers. The thefts were 4 transactions, totaling $127,755 in retail value and $105,530 in cost of inventory. The clearing bank (Banc One) demanded the money back after initially paying the charges, and the Company agreed to a 9-month payout, without interest of the full balance. The criminals were caught and the Company expects to collect either by an insurance claim or a claim against the clearing bank for any monies not refunded in restitution by the criminals. Management believes all amounts are refundable within the year 2000.


NOTE 3 - CONSTRUCTION IN PROGRESS

Construction in progress is for retail location signs, which were about half completed as of December 31, 1999. The remaining $34,852 is due upon completion, estimated to be March 2000.


NOTE 4 - DEFERRED CONTRACT COSTS

The Company was awarded a 5-year federal General Services Administration contract to supply computer systems to government agencies and military bases in February 2000. In connection with seeking this contract, $236,645 in salary and travel costs. This amount was capitalized and will be written off using the straight-line method over a 5-year period beginning with the second quarter of 2000.


NOTE 5 - RELATED PARTY DEMAND NOTE PAYABLE

The majority stockholder advanced monies to the Company in 1998. The notes attach no collateral, are repayable on demand, and carry a 12% interest rate.


NOTE 6 - INSTALLMENT NOTES PAYABLE

Installment debt is as follows:

                                                     1999           1998
                                                   --------       --------
  Notes payable to GMAC and Union Acceptance,
     payable in remaining installments of $418 and
     $386, respectively, including interest at 4.9%
     and 13.5% APR, respectively, secured by
     equipment and a vehicle                       $ 23,569       $ 33,628

  Note payable to Banc One to repay theft loss,
     repayable in $15,000 monthly installments,
     no interest and no collateral - see Note 2      16,964

  Less:  current maturities                         (24,563)        (9,272)
                                                   --------       --------

     Net long-term debt                            $ 15,970       $ 24,356
                                                   ========       ========

                           COLE COMPUTER CORPORATION
                        (formerly Pandora's Golden Box)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


The long-term principal portion is due $8,262 in 2001, $4,911 in 2002 and $2,798 in 2003.

                           COLE COMPUTER CORPORATION
                        (formerly Pandora's Golden Box)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 7 - INCOME TAXES

As of December 31, 1999, the Company had a net operating loss carryforward of about $540,000, which expires $200,000 in 2018 and $340,000 in 2019.


NOTE 8 - COMMON STOCK

In early to mid-1998, the Company paid various consultants and advisers 255,725 shares, which it has valued at $76,718.

In December 1998, the Company agreed to a reorganization with Pandora's Golden Box (Pandora), a Nevada publicly-held shell company, whereby the Company's shareholders exchanged 100% of the Company's outstanding stock for 73% of the outstanding shares of Pandora. Pandora had no significant assets or liabilities.

Immediately following this reorganization, all shares were given a 3-for-1 split. A summary of shares issued in connection with the reorganization is as follows:

     Original shareholders of Cole Computer         7,300,002
     Original shareholders of Pandora                 641,025
     Promoters and consultants                      1,006,975
     Attorneys                                        600,000
                                                    ---------
                                                    9,548,002
     Add:  shares sold at $1 in December 1998         392,898
                                                    ---------

     Total shares outstanding at December 31, 1998  9,940,900
                                                    =========

Stock issued to promoters, consultants and attorneys in connection with the reorganization and fundraising efforts is valued at $1 and is shown as a reduction of paid in capital.

Shortly after the reorganization, $442,900 in cash was raised by the sales of stock at $1 per share, with $392,900 raised in December 1998 and another $50,000 received January 1999. These monies were used to pay off $118,000 of installment debt and $21,000 in offering costs, with the balance available for operating expenses.

In late 1999, the Company issued 154,600 shares to employees and consultants during 1999 for services rendered.

As of February 29, 2000, there were no stock options or warrants outstanding and none have ever been issued.


NOTE 9 - OPERATING LEASES

The Company has eleven retail stores and one corporate office. Leases on these spaces vary in cost and term. Rent expense for 1999 and 1998 is $96,436 and $89,785, respectively. Net minimum lease payments are due $111,145 in

                           COLE COMPUTER CORPORATION
                        (formerly Pandora's Golden Box)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2000, $67,284 in 2001, $50,400 in 2002, $42,450 in 2003, and $24,750
thereafter.

NOTE 10 - MAJOR VENDORS

The following were significant vendors during 1999 and 1998:

                                         1999             1998
                                     ----------        ----------
     Lasertech Computer
       Distributors, Inc.            $2,604,288  37%   $1,361,898    19%
     Mighty Micro, Inc.                 824,379  12     2,222,461    32
     Max Group Corporation              672,531  12
     Continental Technology             656,488  12

Lasertech owns 100,000 shares or 1% of outstanding Company stock, and loaned the Company $250,000 during 1999. No single customer accounted for as much as 10% of total sales during either year.


NOTE 11 - SUBSEQUENT EVENTS

The Company began raising money in January 2000 via a private placement of its common stock at $1.50 per share. As of February 29, 2000, $337,000 had been paid by investors.

                            COLE COMPUTER CORPORATION
                           11711 SOUTH PORTLAND AVENUE
                             OKLAHOMA CITY, OK 73170
                              (405) 692-5351 PHONE
                               (405) 692-5361 FAX






                                   RESTATEMENT
                                       OF
                            ARTICLES OF INCORPORATION
                               NEVADA CORPORATION
                               FTI NO: 76-0547762

The Cole Computer Corporation hereby adopts the following statement of the Corporate Articles of Incorporation for the Corporation.


      FIRST:        THE NAME OF THE CORPORATION is Cole Computer Corporation

      SECOND:       PURPOSE: To engage in any lawful activity.

      THIRD: TERM OF EXISTENCE: This Corporation shall have perpetual existence.

      FOURTH: The registered office of the Corporation required by the Nevada Corporation Business Act as of August 2000, will be CorpAmerica, Inc., 318 North Carson Street, Suite 214, Carson City, Nevada 89701-4204. The registered agent may be changed from time to time by action of the Board of Directors.

      FIFTH: The number of Directors constitutes the Board of Directors of this Corporation is seven (7), and the name and addresses of persons who are to serve as directors until their term ends is as follows:

                     Name                            Address
                     ----                            -------

                     1.  Dr. S.F. Hartley            Cole Computer Company
                         Chairman of the Board       Board of Directors
                                                     C/O Corporate Secretary
                                                     11711 South Portland Avenue
                                                     Oklahoma City, OK  73170


                     2.  Homer Cole III              Cole Computer Company
                         Director                    Board of Directors
                                                     C/O Corporate Secretary
                                                     11711 South Portland Avenue
                                                     Oklahoma City, OK  73170


                     3.  Albert D. Fields            Cole Computer Company
                         Director                    Board of Directors
                                                     C/O Corporate Secretary
                                                     11711 South Portland Avenue
                                                     Oklahoma City, OK  73170

                      4.   John Ruth                 Cole Computer Company
                           Director                  Board of Directors
                                                     C/O Corporate Secretary
                                                     11711 South Portland Avenue
                                                     Oklahoma City, OK  73170

                      5.   Yin-Chang Liu             Cole Computer Company
                           Director                  Board of Directors
                                                     C/O Corporate Secretary
                                                     11711 South Portland Avenue
                                                     Oklahoma City, OK  73170

                      6.   Cynthia Cole              Cole Computer Company
                           Director                  Board of Directors
                                                     C/O Corporate Secretary
                                                     11711 South Portland Avenue
                                                     Oklahoma City, OK  73170

                       7.  Kim Mar                   Cole Computer Company
                           Director                  Board of Directors
                                                     C/O Corporate Secretary
                                                     11711 South Portland Avenue
                                                     Oklahoma City, OK  73170

      SIXTH:        The name and address of the Corporate Counsel is James M.
                    Erikson, James M. Erikson, P.C., P.O. Box 26247, Oklahoma City, Oklahoma 73126-0247, (405) 232-9796 Fax (405)
                    447-9797.

      SEVENTH: The aggregate number of shares which the Corporation has the authority to issue is one hundred million (100,000,000) shares, designated into three classes of stock as follows:


                      10 million shares of 10% Cumulative Preferred Shares (one hundred dollar ($100.00) par value);

                      10 million shares of "Preferenced Shares" (without par value issuable in series);

                      80 million shares of "Common Shares" (.001 par value).

      EIGHTH: PURPOSE AND EFFECT OF THE PROPOSED RESTATEMENT OF THE ARTICLES OF INCORPORATION: All authorized but unissued shares of class of stock will be available (including issuances in connection with stock-based employee benefit plans, future stock splits or dividends and issuances to raise capital or effect acquisitions). There are currently no arrangements, agreements or understandings for the issuance or use of the additional shares or class of shares to be authorized (preferred, preferenced, or common). The Board of Directors does not presently intend to seek further stockholder approval of any particular issuance of any class of shares unless such approval is required by law or the rules of the NASDAQ market.

                    Stockholders do not have any pre-emptive or similar rights to subscribe for or purchase any additional shares or class of shares that may be issued in the future, and therefore, future issuances of stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

                    In addition, the proposal could have an anti-takeover effect, although that is not its intention. For example, if the Company were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing shares of the stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The availability of this defensive strategy to the Company could discharge unsolicited takeover attempts, thereby limiting the opportunity for the Company's stockholders to realize a higher price for their shares than is generally available in the public markets. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

      NINTH: No cumulative voting shall be permitted in the election of Directors.

      TENTH:        Shareholders shall not be entitled to pre-emptive rights.

      ELEVENTH:     Stockholders' stock or capital stock. After the payment to the subscription price has been paid shall not be subject to paying the debts of the Corporation or subject to any assessment whatsoever unless based in statutory law.

      TWELFTH: CORPORATE STATUS/DOING BUSINESS AS: Cole Computer Corporation is and will be a domestic corporation in the State of Nevada and a foreign corporation in all other jurisdictions. It is or will be a foreign corporation in all other jurisdictions with the Doing Business As (d.b.a.) name of COMPUTER MASTERS and can be restricted for use by Cole Computer Corporation. Cole Computer Corporation will amend, restate, close out, dissolve, wind up and all legal entities or files necessary papers to accomplish the preceding and the requirement of the Restate of Articles of Incorporation. The Executive Vice President Law and Corporate Affairs is authorized to file any necessary papers to accomplish this.

      THIRTEEN:     AMENDMENTS: The Corporation's Board of Directors may amend or repeal the corporate by-laws, unless the shareholders in adopting, amending, or repealing a particular by-lay provide expressly that the Board of Directors may not amend or repeal that by-law.

      FOURTEEN:     The Corporation's shareholders may amend or repeal the
                    Corporation's by-laws even though the by-laws may also be amended or repealed by its Board of Directors.

The preference limitations and relative rights of the shares of each class of stock shall be as follows.

The holder of 10% cumulative preferred shares will be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available. Therefore, cumulative preferential dividends in cash at a rate of, but not succeeding, 10% of par value per annum payable quarterly on the first day of March, June, September, and December in each year. Such dividends on each share of 10% cumulative preferred shares shall commence to accrue and be cumulative, whether or not earned or declared, from and after the date of issue of such shares. So long as any of the 10% cumulative preferred shares remain outstanding, in no event shall any dividend whatever be paid upon or declared or set apart for the preference share or the common shares, nor shall any preference shares or common shares be redeemed, purchased, retired, or otherwise acquired by the Corporation, unless or until, all dividends of the then outstanding shares of 10% cumulative preferred shares for all past quarterly dividend periods shall have been paid or declared and set apart for payment, but without interest, and the full dividends thereon for the then current quarterly dividend period should be cumulatively paid or declared and set apart for payment. After full dividend on the 10% cumulative shares shall have been so paid and declared and set apart for payment, then and not otherwise, dividends may be declared and paid on the preference shares or the common stock when and as determined by the Board of Directors out of any funds legally available, provided however, that if any of the preferenced shares are outstanding, in no event should any dividends would ever be paid upon or declared or set apart for the common shares, nor shall any common shares purchased, retired, or otherwise acquired by the Corporation until and unless all dividends on the then outstanding preferenced shares including unpaid dividends for all past orderly dividend periods, as well as any full dividends thereon for the then quarterly dividend period, to the extent, if any, that dividends hereon are fixed and determined as cumulative by the Board of Directors in the resolution establishing the same shall have been paid and set apart for payment. In case of preference shares in more than one series are outstanding, dividends on the shares of all series shall be payable in proportion to the dividends to which such shares are respectively entitled.

In the event of any voluntary or involuntary liquidation, dilution, or winding up of the affairs of the Corporation, the holders of the 10% preferred cumulative shares shall be entitled to receive for each share thereof, any amount equal to one-hundred and ten dollars ($110) plus 10% of the par value per annum for each year in which the shares have been outstanding to the date such payment, less the sum of any dividends paid thereon, without interest, before any distribution of assets of the Corporation shall be made to the holders of the cumulative preferred shares or common shares. After such payment has been made in full, the holders of the 10% cumulative preferred shares or funds necessary for such payment shall have been set aside for the account of the holders of the outstanding 10% cumulative preferred shares so as to be and continue available, therefore, the holders of the outstanding 10% cumulative preferred shares shall be entitled to no further participation in such distribution of the assets of the Corporation.

Thereafter, if any of the preferenced shares are outstanding, the holders of the preferenced shares shall be entitled to receive all amounts payable thereon in the event of liquidation, dilution, or wind up of the corporation. After such payment has been paid in full to the holders of the outstanding preferred shares or funds necessary for such holders shall be set aside in trust for the amount of the holders of the outstanding preferenced share so as to be and continue to be available therefore, the remaining assets of the Corporation shall be divided and distributed among the holders of the common shares, then outstanding, according to their perspective shares. If upon such liquidation, dilution, or wind up of the Corporation, distributed as aforementioned, among the holders of the 10% cumulative preferred shares shall be insignificant to prevent payment to them in all amounts payable thereon, the entire asset shall be distributed ratable among the holders of the 10% cumulative preferred shares. If such assets shall be insignificant, the payment of the holders of the 10% cumulative preferred shares of all the amounts payable thereon but insignificant of the holders of the preference shares of all amounts payable on such preference shares remaining of the holders of the 10% cumulative preferred shares of all amounts payable thereon shall be distributed among the holders of all outstanding shares of preference shares of all series ratably in proportion to the full amount to which they respectively on titled. A consolidation of under the Corporation, a sale or transfer of substantially all of its assets for any purchase or redemption of any shares of the Corporation of any class or series shall not be regarded as a "liquidation, dilution, or wind up" within the meaning of this paragraph.

The Corporation or the Board of Directors may at any time or from time to time, redeem all or any part of the 10% cumulative preferred shares then outstanding upon notice duly given herein after provided by paying for each share thereof, an amount equal to one-hundred and ten dollars ($110) plus 10% of the par value per annum for each years in which the shares have been outstanding to the date fixed for redemption, less the sum of any dividends paid thereon without interest. In case less than all of the outstanding shares of the 10% cumulative preferred shares are to be redeemed, the shares to be redeemed shall be selected pro rata or by lot or by such other equitable method as the Board of Directors may determine. Notice of the redemption of any shares of the 10% cumulative preferred shares shall be mailed, postage prepaid, to the holder of records of the shares to be redeemed at their respective addresses appearing on the record of shareholders of the Corporation not less than fifteen (15) days or more than sixteen (16) days prior to the date designated for such redemption. If such notice of redemption shall be duly given and if on or before the redemption date named herein, the funds necessary for such redemption shall be set aside by the Corporation in trust for the account of the holders of the 10% cumulative preferred shares so called for redemption so as to be and continued available thereafter then, from and after, the given of such notice and set aside of such funds not withstanding that any certificate for shares of the 10% cumulative preferred shares so called for redemption shall not have been surrounded for cancellation, the shares represented thereby shall no longer be deemed outstanding and the holders of such certificate or certificates shall have with respect to such shares no rights in or in respect to such shares no rights in or with respect to the amount equal to one-hundred and ten dollars ($110) plus 10% of the par value per annum for each years in which the shares have been outstanding to the date fixed for redemption less the sum of any dividends paid thereon, without interest, upon the surrender of such certificate or certificates.

The preference share shall be divided to and issued in series and each series shall be designated as to distinguish the shares therein from the shares of all other series and classes. The Board of Directors is vested with the authority to provided the preferred series and within the limits put forth in these Articles of Incorporation fixed and determine the relative rights and preferences of any series so established, but all series of the same class shall be identical except as to the following relatively rights and preferences, as to which there may be a variation between different series. The Board of Directors may vote any and all series to include the following at its sole discretion:

          1)   The rate of dividends, if any

          2) Whether the shares may be redeemed and if so, the redemption price and the terms and conditions of redemption

          3) The amount payable of shares in the event of voluntary or involuntary liquidation

          4) Shrinking fund provisions, if any, for the redemption and purchase of shares

          5)   The terms and conditions, if any, which shares may be converted

          6)   Voting rights, if any

     LIMITED LIABILITY: No officer or director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer or director, except for liability (i) for any breach of the officer or director's duty of loyalty to the Corporation or its Stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) for any transaction from which the officer or director derived any improper personal benefit. If the Nevada General Corporation Law is amended after the date of incorporation to authorize corporate action further eliminating or limiting the personal liability of officers or directors, then the liability of an officer or director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada General Corporation law, or amendments thereto. No repeal or modification of this paragraph shall adversely affect a right or protection of an officer or director of the Corporation existing at the time of such repeal or modification.


                           SECTION II: INDEMNIFICATION

     INDEMNIFICATION: Each person who was or is made a party or is threatened to made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an officer or director of the Corporation or is or was serving at the request of the Corporation as an officer or director of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans whether the basis of such proceeding is alleged action in an official capacity as an officer or director or in any other capacity while serving as an officer or director shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Nevada General Corporation law, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be an officer or director and shall inure to the benefit of this or her heirs, executors and administrators; provided however, that except AS provided herein with respect to proceeding seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof; initiated by such only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided however, that, if the Nevada General Corporation Law requires the payment of such expenses incurred by an officer or director in his or her capacity as an officer or director (and not in any other capacity in which service was or is rendered by such person while an officer or director, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, payment shall be made only upon delivery to the Corporation of an undertaking on behalf of such officer or director, to repay all amounts 50 advanced if it shall ultimately be determined that such officer or director is not entitled to be indemnified under this Section or otherwise.

     If a claim hereunder is not paid in full by the Corporation within ninety days after a written claim has been received by the Corporation, the claimant may, at any time thereafter, bring suit against the Corporation to recover the unpaid amount of the claim and, if successful, in whole or in part, the claimant shall be entitled to be paid the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Nevada General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation "including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Nevada General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, by-law, agreement, vote of Stockholders or disinterested directors or otherwise.

     The Corporation may maintain insurance, at its expenses, to protect itself and any officer, director, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expenses, liability or loss under the Nevada General Corporation Law.

     The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification to any employee or agent of the Corporation to the fullest extent of the provisions of this section with respect to the indemnification and advancement of expenses of officers and directors of the Corporation or individuals serving at the request of the Corporation as an officer, director, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise.

     THE UNDERSIGNED, pursuant to the General Corporation Law of the State of Nevada, does make and file this Restatement of the Articles of Incorporation, hereby declaring and certifying the facts herein stated are true, and, accordingly, has hereunto set her hand this 16 June 2000.


                                                 /s/ CYNTHIA A. COLE
                                                 Cynthia A. Cole
                                                 Corporate Secretary

                            COLE COMPUTER CORPORATION
                           11711 SOUTH PORTLAND AVENUE
                             OKLAHOMA CITY, OK 73170
                              (405) 692-5351 PHONE
                               (405) 692-5361 FAX









                              RESTATEMENT OF BYLAWS
                                       OF
                            COLE COMPUTER CORPORATION
                               NEVADA CORPORATION
                               FTI NO: 76-0547762

                               ARTICLE I: OFFICES


     The Corporation is a domestic corporation within the State of Nevada and operates within and outside of the state. The Corporation has and will have other such offices within and without the State of Nevada, as the Board of Directors may designate or as the business of the Corporation may require from time to time.

     The registered office of the Corporation required by the Nevada Corporation Business Act as of August 2000, will be CorpAmerica, Inc., 318 North Carson Street, Suite 214, Carson City, Nevada 89701-4204. The registered agent may be changed from time to time by action of the Board of Directors.


                            ARTICLE II: SHAREHOLDERS


                     SECTION I: ANNUAL SHAREHOLDER'S MEETING

     The annual meeting of the shareholders shall be held each year on or about the 25th day of July at 11:00 a.m. or at such other times on such other days within such other months as seen shall be fixed by the Board of Directors for the purpose of electing Directors and for transaction of such business as may come before the meeting. If the date fixed for the annual meeting shall be a legal holiday in the State of Nevada, such meetings will be held the next succeeding business day. If the election of Directors shall not be held on the date designated within or herein for an annual meeting of the shareholders for any adjournment hereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as conveniently may be.


                          SECTION II: SPECIAL MEETINGS

Special meetings of the shareholders for any purpose or purposes, unless described by statute, may be called by the Chief Executive Officer or by the Board of Directors and shall by called by the Chief Executive Officer at the request of the shareholders of not less than one-tenth of all outstanding shares of the Corporation entitled to vote at the meeting.


                          SECTION III: PLACE OF MEETING

     The Board of Directors may designate any place either within or without the State of Nevada as the place of meeting for any annual meeting or for any special calls by the Board of Directors. A Waiver of Notice signed by all shareholders entitled to vote may designate any place either within or without the State of Nevada as the place for holding such meetings. If no designation is made or if a special meeting be otherwise called, the place of meeting shall be the principle offices of the Corporation in the State of Oklahoma at 11711 South Portland Avenue, Oklahoma City, Oklahoma 73170.


                         SECTION IV: NOTICE OF MEETINGS

     The written Notice stating the place, day and hour of the meeting and in case of a special meeting, the purpose or purposes for which the meeting is called shall, unless otherwise prescribed by statute, be delivered not less than ten (10) days nor more than fifty (50) days before the date of the meeting, either personally or by United States Mail, by or at the direction of the Board of Directors, Chief Executive Officer or the Corporate Secretary or the officer or other person calling the meeting. If mailed, such Notice shall deemed to be delivered when deposited in the United States Mail addressed to the shareholders at his/her address as it appears on the stock transfer book of the Corporation with postage thereon prepaid.


                         SECTION V: FIXING A RECORD DATE

     For the purpose of determining shareholders entitled to notice or to vote or at any meeting of the shareholders or at any adjournment thereof or shareholders, entitled to receive payment of any dividends, or in order to make a determination of any shareholders for any other proper purpose, the Board of Directors of the Corporation may fix in advance the date as the record date for any such determination of shareholders. Such date, in any case, to not be more than seventy (70) days and in case of a meeting of shareholders, not less than ten (10) days prior to the date of the particular action requesting such determination of shareholders is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders or shareholders entitled to receive payment of a dividend, a date of Notice of meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of the shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof.


                            SECTION VI: VOTING RECORD

     The officer or agent having charge of the stock transfer book of shares of the Corporation shall make a complete record of the shareholder's entitle to vote at each meeting of the shareholders and any adjournment thereof, arranging in alphabetical order with the address of and the number of shares held by each, such record shall be produced and kept open at the time and place of the meeting and shall be subject to inspection by any shareholder during the whole time of the meeting for the purpose thereof.

                               SECTION VII: QUORUM

     The majority of the outstanding shares of the Corporation entitled to vote representative of person or of proxy, shall constitute a quorum at a meeting of the shareholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further Notice. At such adjournment, the meeting from which a quorum shall be present or represented any business may be transacted which might have been transacted at a meeting as originally noted. The shareholders present at a duly organized meeting may continue to transact business until adjournment, not withstanding that withdrawal of enough shareholders to leave less than a quorum.


                              SECTION VIII: PROXIES

     At all meetings of the shareholders, a shareholder may vote in person or by proxy executing in writing by the shareholder or by his duly authorized Attorney-In-Fact. Such proxy shall be filed with the Corporate Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.


                          SECTION IX: VOTING OF SHARES

     Subject to the revision of Section XII of Article II, each outstanding share entitled to vote shall be entitled to one (1) vote of each matter submitted to a vote at a meeting of shareholders. The Board of Directors of the Corporation have the right at their discretion to authorize and pass a resolution allowing voting to be done electronically by e-mail, facsimile or other means so authorized by the Security & Exchange Commission (SEC).


                 SECTION X: VOTING OF SHARES BY CERTAIN HOLDERS

     There, standing in the name of another corporation, may be voted by such officers, agents, or proxy by the bylaws of this Corporation may prescribe or in the absence of such provision as the Board of Directors of this Corporation may determine.

     Shares held by an Administrator, Executive, Guardian or Conservator may be voted by him/her/it either in person or by proxy without a transfer of such shares into his name. Shares standing in the name of a Trustee may be voted by him/her/it either in person or by proxy, but no Trustee shall be entitled to vote shares held by him/her/it without a transfer of such shares into his/her/it name.

     Shares standing in the name of a receiver may be voted by such receiver and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into the name, but only if the authority to do so is contained in the appropriate order of the court by which such receiver was appointed.

     A shareholder who shares a pledge shall be entitled to vote such shares until such shares have been transferred into the name of pledgee and thereafter the pledgee shall be entitled to vote the shares so transferred.

     Neither treasury shares of its own stock held by the Corporation, nor shares held by the Corporation if a majority of the shares entitled to vote for the election of Directors of such other Corporations are held by the Corporations at any meeting shall not be counted in determining the total number of outstanding shares at any given time for the purpose of any meeting.


                SECTION XI: INFORMAL ACTION TAKEN BY SHAREHOLDERS

     Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if consent, in writing, setting forth the actions so taken shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.


                         SECTION XII: CUMULATIVE VOTING

     No cumulative voting shall be permitted in the election of officers.


                          ARTICLE III BOARD MEMBERSHIP


                            SECTION I: GENERAL POWERS

     The business and the affairs of the Corporation shall be managed under the authority and direction of the Board of Directors.


                  SECTION II: NUMBER TENURE AND QUALIFICATIONS

     The number of the Directors of the Corporation shall be seven (7). Each Director shall hold office until his successor shall have been elected and qualified, and they will be elected on a staggered system. Three Directors for 3-year terms; two Directors for 2-year terms; and two Directors for 1-year terms. Directors need not be a resident of the State of Nevada or shareholders of the Corporation.

                          SECTION III: REGULAR MEETING

     A regular meeting of the Board of Directors shall be held without other Notice other than the by-law immediately after and at the same place as the annual meeting of the shareholders the Board of Directors may provide by resolution, the time and place whether within or without the State of Nevada for the holding of additional regular meetings without other Notice than such resolution.


                           SECTION IV: SPECIAL MEETING

     Special meetings of the Board may be called by or at the request of the Chief Executive officer, President of the Corporation, Corporate Counsel of the Corporation, or by any two Directors. The person or persons authorized to call a special meeting of the Board may fix any place either within or without the State of Nevada as the place for holding a special meeting of the Board of Directors called by them.


                               SECTION V: NOTICES

     Notice of any special meetings shall be given at least two (2) days previous thereto by written Notice delivered personally or by mail to each of the Directors at his business address or by telegram. If mailed, each Notice shall be deemed to be delivered when deposited in the United States Mail so addressed with postage thereon paid. If Notice is given by telegram, such Notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any Director may waive Notice of any meeting. The attendance of any Director at a meeting shall constitute a Waiver of Notice of such meeting except when a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meetings of the Board of Directors needs to be specified in the Notice or Waiver of Notice of such meeting.


                               SECTION VI: QUORUM

     The majority of the Board of Directors fixed by Section II of Article III constitute a quorum for the transaction of businesses of any meeting of the Board of Directors, but if less than such majority is present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further Notice.

                          SECTION VII: MANNER OF ACTING

     The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

                     SECTION VIII: ACTION WITHOUT A MEETING

     Any acts required or permitted to be taken by the Board of Directors at a meeting may be taken without a meeting if consent in writing setting forth the action so taken shall be signed by all Directors.


                              SECTION IX: VACANCIES

Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of the majority of the remaining Directors though less than the quorum of the Board of Directors. A Director elected to fill the vacancy for the unexpired term of his or her predecessor in office. Any Directorship to be filed by reason of increase of the number of Directors may be filled by election of the Board of Directors or term of office continuing only till the next election of Directors by the shareholders.


                        SECTION X: DIRECTOR COMPENSATION

     By resolution of the Board of Directors, each Director Secretary to the Board and Counsel to the Board may be paid his/her expenses if any, of attending meetings of the Board of Directors and will be granted 6,250 shares of Cole Computer Corporation as a fixed payment for Board requirement throughout the quarter and for attending each meeting of the Board of Directors. No such payment shall preclude such Director Secretary to the Board or Counsel to the Board from serving the Corporation in any other capacity or receiving any other compensation as an employee and/or independent consultant or professional; however, non-meeting attendance or absent from a quarterly Board meeting for other than a personal emergency or serious injury will forfeit the stock granted for the quarter, unless the Board votes to reinstate due to performance for reason of justice.


                       SECTION XI: PRESUMPTION OF ABSENCE

A Director of the Corporation who is present at the meeting of the Board of Directors in which action of any corporate matters is taken who abstains to the action taken, unless his descent shall be entered in the minutes of the meeting or unless he shall file his written descent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such descent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting shall be presumed absent form the meeting. Such right to descent after voting shall not apply to a Director who votes in favor of such action.

                        ARTICLE IV: EXECUTIVE COMMITTEES


                             SECTION I: APPOINTMENTS

     The Board of Directors by resolution and adoption by the full Board may designate three (3) or more members to constitute a committee. The designation of such committees and the designation thereto of authority shall not operate to relieve the Board of Directors or any member thereof of any responsibility imposed by law.


                         SECTION II: EXISTING COMMITTEES

     The Board of Directors will appoint as a minimum, the Committees listed in
Article V, but are not limited to establishing committees, and from time to time the Board has a right to modify or change the number of existing Committees or vote to disband Committees at its sole discretion.


                             SECTION III: AUTHORITY

     The Committees shall have and may exercise all of the authority of the Board of Directors except to the extent, if any, that such authority shall be limited to their resolution of appointing of the Executive Committee and except also, that the Executive Committee shall not have the authority of the Board of Directors in reference to amending the Articles of Incorporation, adopting a plan of merger or consolidation, recommending to the shareholders the sale, lease or other dispositions of all or substantially all of the property or assets of the Corporation otherwise than in the usual and regular course of business recommending to the shareholders of voluntary disillusionment of the Corporation or revoking thereof or amending by-laws of the Corporation.


                      SECTION IV: TENURE AND QUALIFICATIONS

     Each member of the Committee shall hold office until the next regular annual meeting of the Board of Directors following his/her resignation and until her/his successor is designated as a member of the Committee and is elected and qualified.


                               SECTION V: MEETINGS

     Regular meetings of the Committees may be held without Notice at such time and place as the Committees may fix from time to time by resolution. Such meetings of the Committees may be called by any member, thereof, upon not less than one day's Notice, stating a place, date and hour of the meeting. The Notice may be written or oral and if mailed, shall be deemed to be delivered when deposited in the United States Mail, addressed to the member of the Committees at her/his business address. Any member of the Committees may wave Notice of meetings and no Notice of any meeting need be given to any member thereof, who attends in person. The Notice of the meeting of the Committees need not state the business purpose to be transacted at the meeting.


                               SECTION VI: QUORUM

     The majority of the members of the Committees shall constitute a quorum for the transaction of business at any meetings thereof and actions of the Committees must be authorized by the affirmative vote of the majority of the members present at the meeting at which the quorum is present.


                      SECTION VII: ACTION WITHOUT A MEETING

     Any action required or permitted to be taken by the Committees at a meeting may be taken without a meeting if a consent in writing setting forth the action to be taken shall be signed by all members of the Committees.


                             SECTION VIII: VACANCIES

     Any vacancy on the Committees may be filled by resolution adopted by the majority of the Board of Directors.


                       SECTION IX: RESIGNATION OR REMOVAL

     Any member of the Committees may be removed at any time, with or without cause, by resolution adopted by the majority of the Board of Directors. Any member of the Committees may resign from the Committees at any time by giving written Notice to the Chairman of the Board (COB) or the Corporate Secretary of the Corporation and unless specified therein, acceptation of the resignation shall be necessary to make it effective.


                              SECTION X: PROCEDURES

     The Committees shall elect a presiding Chairman from its members and may fix its own rules of procedures which shall not be inconsistent with these by-laws. It shall keep regular minutes of the proceedings and report the same to the Board of Directors for its information at meetings, thereof, held next after proceedings shall be taken.

                    ARTICLE V: BOARD OF DIRECTORS COMMITTEES

                              SECTION I: COMMITTEES

The business of the Corporation is managed by and under the direction of the Board of Directors. The Board will establish the following Committees whose principle functions are described below.


                               EXECUTIVE COMMITTEE

THE EXECUTIVE COMMITTEE will be composed of Chairman of the Board, Chief Executive Officer and President of the Corporation. The Executive Committee has and may exercise when the Board of Directors is not in session all of the powers of the Board; except in matters which the Board has reserved for itself.


                                 AUDIT COMMITTEE

THE AUDIT COMMITTEE is composed of two outside Board members and the President of the Corporation with two Exofficio members: the Corporate Controller and the Corporate Counsel when needed. Among its functions, it reviews the scope and the effectiveness of the audits of the Corporation by independent public accountants and by the Corporation's internal auditors. Selection recommends to the Board of Directors that employment of independent public accountants for the Corporation, subject to the approval of the shareholders, reviews the audit plans of the independent public accountants; reviews and approves the fees charged by the independent public accountants; reviews the Corporation's annual financial statements before they are released; reviews the accuracy of the Corporation's system of internal controls, expenditures and financial policy and recommendations of the independent public accountants with respect thereto; and reviews and acts on comments and suggestions by the independent public accountants and by internal audits with respect to their audit activity; and monitors compliance by the employees of the Cole Computer Corporation with the corporate standards of business conduct, policies and annually issues a report on corporate financials with recommendations.


                              MANAGEMENT COMMITTEE

THE MANAGEMENT, DEVELOPMENT AND COMPENSATION COMMITTEE consists of two outside Board members and one inside Board member. The principle functions of the Management, Development and Compensation Committee is to consider and recommend to the Board, qualified candidates for the election as Board members of the Corporation, Directors of the Corporation, current recommendation as to the slate of Directors and nominees submitted to the Directors and shareholders at meetings. Preliminary screening of candidates is performed by this Committee. Stockholders wishing to recommend candidates for consideration by the Committee can do so by writing to the Secretary of the Corporation at its corporate office and by giving the candidate's name, biographical data and qualifications. Any such recommendations should be accompanied by a written statement from individuals of his or her consent to be named as a candidate and if nominated and elected to serve as a Director. Additional principle function of the Management, Development and Compensation Committee is to review and approve Senior Executive compensation and to administer the Corporation incentive, deferred compensation and stock options programs, including, but not limited to, performance, awards and long term incentive plans pursuant to the terms of the respective plans adopted from time to time by the by the Board of Directors.


                              OPERATIONS COMMITTEE

THE OPERATIONS COMMITTEE consists of three Board members: the Chairman of the Board, the Chief Executive Officer and the President of the Corporation. The Committee is responsible for reviewing corporate policies and practices in the following practices to include, but are not limited to, employee relations with emphasis on equal opportunity, employment and advancement, the protection and enhancement of environment and energy resources, product integrity and safety, employee health and safety, community and civic relations, and to review all of the Company's operating plans and various operational matters.


                       THE SOCIAL RESPONSIBILITY COMMITTEE

THE SOCIAL RESPONSIBILITY COMMITTEE is composed of two outside Directors who will be Directors of the Cole Foundation, and when established will be chaired by its proposed Executive Director, Cynthia Cole. The Foundation's Board of Directors will present to the Cole Board, areas of social responsibility, areas of charitable work and areas of charitable contributions whether in kind or financial that Cole Computer Corporation should consider from time to time.

     The Board members of the Social Responsibility Committee cannot bind the Cole Computer Corporation nor make any commitments to any individual corporation, the Foundation, itself, once in existence; or direct Cole Computer Corporation to take any action.

     The Committee; however, has a clear and strong voice in recommendations to the Board, and that it is understood that Cynthia Cole, Chairman of the Foundation Board, and who is also a voting Director of the Cole Computer Corporation, is not required to rescue herself from any votes on any proposals/recommendations of this Committee by factor of being the Executive Director/Board member of the Cole Foundation.

                              ARTICLE VI: OFFICERS


                                SECTION I: NUMBER

     The officers of the Corporation shall be the Chief Executive Officer, the President, one or more Executive Vice-Presidents, one or more Vice-Presidents [the number thereof to be determined by the Board of Directors] a Corporate Secretary, an Assistant Corporate Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors. Any two or more offices may be held by the same person except for the offices of Chief Executive Officer, President and Corporate Secretary.


                    SECTION II: ELECTION AND TERM OF OFFICERS

     The officers of the Corporation shall be elected by the Board of Directors independently or as contractual agreement to by the Board of Directors. Each officer shall hold office until its successor shall have been duly elected and shall have qualified or until his death or until he shall resign or until he shall be removed in a manner herein provided.


                              SECTION III: REMOVAL

Any officer or agent may be removed by the Board of Directors whenever it is in its judgment that the best interest of the Corporation will be served thereby. Such removal will be without prejudice to the contractual rights if any, of the person so removed. Election or appointment of an officer or agent shall not in itself create contractual rights. Only a duly executed written contract provides those rights, if executed by both parties, who are authorized to sign such contracts.


                              SECTION IV: VACANCIES

     A vacancy of any office because of death, resignation, removal, disqualification or otherwise may be filled by the Board of Directors


                     SECTION V: THE CHIEF EXECUTIVE OFFICER

     The Chief Executive Officer and shall be the principle executive officer of the Corporation and subject to the control of the Board of Directors shall in general supervise and control all of the business and affairs of the Corporation. He may sign with the Corporate Secretary or with the Assistant Corporate Secretary or any other proper officer of the

Corporation here unto authorize by the Board of Directors, the certificates of shares of the Corporation, deeds, mortgages, bonds, contracts, and other instruments which the Board of Directors has authorized to be executed except in cases where the signing and execution thereof shall be expressly designated by the Board of Directors or by the bylaws of some other officer or agent of the Corporation or shall be required by the laws to be otherwise signed and executed or in general shall perform all duties of the Chief Executive Officer and such other duties that may be prescribed by the Board of Directors from time to time.


                              SECTION VI: PRESIDENT

     President and Chief Operating Offices of the Corporation shall be the principle operating officer of the Corporation and subject to the control of the Board of Directors and Chief Executive Officer and shall in general handle the day to day operations of the business and the affairs of the Corporation. He shall be present at all meetings of the shareholders and of the Board of Directors. He may sign with the Corporate Secretary/Assistant Corporate Secretary, if needed, any deeds, mortgages, bonds, contracts or other instruments which the Board of Directors has authorized to be executed except in cases where the signing and execution thereof shall be expressly delegated or reserved by the Board of Directors or by the bylaws of some other officer or agent of the Corporation or shall be required by law to be otherwise signed and executed and in general shall perform all duties as to the office of President and Chief Operating Officer and such other duties which may be described by the Board of Directors from time to time.


                     SECTION VII: EXECUTIVE VICE PRESIDENTS

     In the absence of the President or in the event of his death, inability or refusal to act, the Executive Vice President or if more than one Executive Vice President shall perform the duties of the President to all the restrictions upon the President so provide by the Board. If an agreement between existing Executive Vice-Presidents cannot be reached of who should act in the capacity of President, then the Board shall designate the Executive Vice-President to so act and when so acting shall have powers of and be subject to all the restrictions that the Board had previously placed on the President of the Corporation.


                        SECTION VIII: THE VICE-PRESIDENTS

     In the absence of the President and the Executive Vice-Presidents, one Vice-President may be appointed by the Board to act in that capacity and if so appointed, shall have all the powers of and be subject to all the restrictions that the Board had previously placed on either the President or the Executive Vice-Presidents. Any Executive Vice-President who has been so designated by the Board may sign and commit to the Corporation if said power has been granted by the Board and shall perform any other such duties as from time to time may be assigned to him by the Chief Executive Officer, President, Executive Vice-Presidents or by the Board of Directors.


                  SECTION IX: CORPORATE SECRETARY OR CORPORATE
                               ASSISTANT SECRETARY

     The Corporate Secretary and/or Corporate Assistant Secretary shall:

          1) keep the meetings of the minutes of the shareholders and of the Board of Directors in one or more books provided for that purpose;

          2) see that all Notices are duly given in accordance with the provisions of these bylaws or required by law;

          3) be custodial of corporate records and of the Seal of the Corporation and see that the Seal of the Corporation is affixed to all documents that execution of which on behalf of the Corporation under seal are duly authorized;

          4) keep a register of the post office addresses of each shareholder which shall be furnished to the Secretary by the shareholders;

          5) sign with the Chairman of the Board, Chief Executive Officer or President certificates of shares of the Corporation. The issues of such shall only be authorized by resolution by members of the Board;

          6) have general charge of the stock transfer book or the books of the Corporation;

          7) in the general performance of all duties incident to the office of Secretary and such other duties as may be assigned from time to time to him or her by the Board of Directors, Chief Executive Officer or the President.


                SECTION X: THE TREASURER/CHIEF FINANCIAL OFFICER

     The Treasure shall:

          1) have charge of the custodial of and be responsible for all funds and securities of the Corporation;

          2) receive and give a receipts of monies due and payable to the Corporation from any source whatsoever and deposit all such monies in the name of the Corporation in such banks, trust companies or other depositories as shall be seen or selected in accordance with the provisions of Article V of these bylaws;

          3) in general, perform all duties incidental to the office of the Treasurer/Chief Financial Officer and such other duties as from time to time may be assigned to her/him by the Board of Directors, the Chief Executive Officer, or the President. If required by the Board of Directors, the Treasure/Chief Financial

               Officer shall give a bond for the faithful discharge of his/her duties in such sum and with such surety or securities that the Board of Directors shall determine from time to time.


                   SECTION XI: ASSISTANT TREASURER/CONTROLLER

     The Assistant Treasurer/Controller will if required by the Board of Directors, give bond for the faithful discharge of their duties in such sum and such sureties as the Board of Directors may determine. The Assistant Treasurer/Controller in general shall perform such duties as assigned by the Treasurer respectively, or by the Chief Executive Officer, or by the President, or by the Board of Directors.


                         SECTION XII: CORPORATE COUNSEL

     The Corporate Counsel may be retained or employed, at the option of both parties, by an agreement as to whether employed or retained. The Corporate Counsel, if not an employee, will not accept any engagements in outside practice, whether for pay or not, or courtesy that are in conflict with the Corporation or which pose a conflict of interest issue, unless that issue is disclosed to the Board of Directors, and the Board chooses to allow the activity. If retained on a retainer and not an employee, the Corporate Counsel will be appointed as an officer of the Corporation with the title of Executive Vice President Law and Corporate Affairs for the purpose of committing the Corporation and executing appropriate forms, contracts, etc. which require a corporate officer and which do not represent any conflict of interest by having the Corporate Counsel execute these documents for the convenience of the Corporation.

     In addition, the Corporate Counsel will have the additional duties and title of Assistant Secretary of the Corporation and can be appointed Secretary of the Corporation at the decision of the Board to facilitate the actions of the Corporation; and that should any possible conflict arise, the additional individual who either serves as the Assistant Secretary or Secretary will handle the secretarial aspects, if the Corporate Counsel cannot perform due to a conflict. Also, Counsel will serve as the legal advisor to the Board of Directors. Further, the Board gives Corporate Counsel the authority to retain outside counsel at any time such counsel is needed for the protection of the Corporation, its officers, Directors, and/or stockholders or in dealing with any government issues, either federal, state or local, if it is in the best interest of the Corporation to not use the Counsel due to location, undue travel expenses or requirements of local representation.

             The Corporate Counsel will exercise the right only after receiving concurrence from the President and/or Chief Executive Officer (CEO) or in an emergency, the approval of the Chair of the Board.

                             SECTION XIII: SALARIES

     Salaries of all offices shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salaries by reason of the fact that he/her is also a Director of the Corporation, Secretary to the Board or Counsel to the Board.


                     SECTION XIV: COMPENSATION AND BENEFITS

     Compensation plans for the Corporation are currently being reviewed by the Board of Directors and will be voted on in the future. Items that are being considered are the fairness of the compensation being provided to senior officers of the Corporation who did exist during 1998 or who existed and have not been paid adequately for the work being performed. In addition, the Board is considering retroactivity in the assignments of salary to include, but are not limited to deferred compensation benefits, plans, long term incentive plans, incentive plans, stock and other stock option plans and performance awards. These plans will be voted on by the Board in the future and will consist primarily of the following:

     A corporation incentive plan will allow annual awards to be granted certain salaries for employees out of incentive funds for which there is a contribution for each year an amount to be determined by the Compensation Committee not to exceed the amount of dividends declared on the Corporation's outstanding common stock.

     Annual awards of the incentive fund are determined by the Compensation Committee. Under this plan, annual incentive plans are limited generally to 100% of base salary and are based on a formula in which the determining factors are
(a) consolidated pre-tax income as a percentage of net sales and (b) the annual percentage increase in net sales. Chairman of the Board or Chief Executive Officer is not eligible for a formula participation in this incentive plan, but is eligible to receive a discretionary award as determined by the Board of Directors in an amount which cannot be less than the amount he would have received under the plans formula.

     Under the Corporation deferred compensation plan, participants in the incentive compensation plan annually may elect to defer, until termination of employment or retirement, part or all of the incentive compensation which may be earned in that fiscal year.

     Deferment amounts earn an interest declared by the Board of Directors.

     The Corporation may also enter into agreements with corporate officers including the Chief Executive Officer under which base compensation is deferred until retirement, termination of employment with interest earned as authorized by the Board of Directors. Under this plan, grants may be made to corporate officers and other key employees as performance units, non- qualifying stock options, incentive stock options, stock application rights and restricted stock. In addition, the plan authorizes the establishment of supplementary performance plans applicable to one or more business components of the Corporation.

     The incentive stock option plan for key employee options intends to qualify as an incentive stock option under the Internal Revenue Code and that the plan also provides that upon execution of an option, the option price may be paid in full in cash or with respect to non-qualifying stock options and to the extended authorized by the Board of Directors with respect to the incentive stock options in shares of common stock valued on the basis of a fair market value thereof on the date of exercise or in a combination of cash and shares of stock.

     Also, the Board may award performance awards , which it will consider as including for grants for performance units to corporate officers and other key executives. Such units becoming earned and subject to certain conditions based on performance to the extent that the Corporation grows its earnings per share.


                          SECTION XV: RETIREMENT PLANS

     The Corporation will establish a retirement plan which cover most officers and salary employees on a contribution/non-contribution basis for those employees meeting certain age and service requirements for payment of benefits in the event of normal, early or deferred retirement or death. The plan will also consider the providing of payment to beneficiaries of employees, surviving spouse or other beneficiaries. Covered compensation includes salary and incentive compensation and calculation for retirement benefits under the plan generally is based on the average earning of the highest three years of the ten years preceding retirement. The Corporation will pay out of general funds of the Corporation any benefits calculated under the provisions of any retirement plan adopted, which may be above any limits set under which Internal Revenue Codes or the Employee Retirement Security Act as amended at the time of the adoption of the savings plan. A corporation savings plan will be established and considered for all salary employees of the Corporation, and its subsidiaries will be eligible to participate in the plan upon completion of six months of service. The plan will provide a systematic saving program with several alternative investment choices for participating employees who may contribute up to 8% of their base compensation. The plan will be set up so that contributions will be made pursuant to the salary deferral election under Internal Revenue Code
Section 401(K). The Corporation will contribute an amount which is invested in common stock of the Corporation, equal to 75% of the amount contributed by or on behalf of each participant employee. The Corporation will not represent the value that these corporate shares may achieve.


                        SECTION XVI: MANDATORY RETIREMENT

The Board may set age for mandatory retirement of Board members and employees.

                       SECTION XVII: SELECTION OF AUDITORS

     Appointment of independent accountants will be based on recommendations of the Audit Committee to the Board of Directors. The Board will ratify the selection or present it to the stockholders for a vote at the Board's sole discretion.


                    ARTICLE VII: CONTRACTS, LOANS, CHECKS AND
                                    DEPOSITS


                              SECTION I: CONTRACTS

     The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of or on behalf of the Corporation and such authority may be general or confined to specific instances.


                                SECTION II: LOANS

     No loan shall be contracted on behalf of the Corporation and no evidence of indebtedness should be issued in the name of the Corporation unless authorization by resolution of the Board of Directors. Such authorization may be general or confined to a specific instance.


                        SECTION III: CHECKS, DRAFTS, ETC.

     All checks, drafts and orders for payment of monies, notes or other evidence of indebtedness issued in the name of the Corporation shall be signed by such officer, or officers, agent or agents of the Corporation in such matter that may from time to time be determined by the resolution of the Board of Directors.


                              SECTION IV: DEPOSITS

     All funds of the Corporation or otherwise earned shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories that the Board of Directors may selected.

                    ARTICLE VIII: CERTIFICATES FOR SHARES AND
                                  THEIR TRANSFER


                       SECTION I: CERTIFICATES FOR SHARES

Certificates representing shares for the Corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the Chairman of the Board, Chief Executive Officer or the President with the Corporate Secretary or Assistant Secretary and sealed with the corporate Seal or facsimile thereof. The signatures of such officers upon a certificate may be faxed, if the certificate is signed on behalf of a transfer agent or a registrar other than the Corporation itself or one of its employees. Each certificate for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued with the number of shares and the Corporation.


                         SECTION II: TRANSFER OF SHARES

All certificates surrendered to the Corporation for transfer shall be canceled, and no new shares shall be issued until the former certificate of the like number of shares had been surrendered and canceled; except in the case that they are lost, destroyed, or mutilated in which such case a new certificate will be issued therefore upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.


                        ARTICLE IX: CORPORATE FOUNDATION

     The Board has the right to establish the Cole Foundation, which will be funded from time to time by corporate donations, be they cash, assets, in kind and/or contributions. The Corporation, through the Board of Directors, reserves the right to appoint a Foundation head to oversee the Foundation until the Foundation can provide the support of an Executive Director and staff. The purpose of the Foundation is to put funds back into the community where the Founders of the Corporation came from and to help persons in need in those areas.

     The Board of Directors of the Foundation will determine the criteria for Foundation support and/or involvement. The Foundation will only act in compliance with all federal state and local laws and regulations, as will the Corporation in its support of the Foundation.


                              ARTICLE X: INSURANCE

     The Board of Directors must insure that the Corporation place in effect insurance on the Corporation itself, it assets and insurance for the protection of all Directors and corporate officers for any lawful acts carried out in the name of the Corporation or at the request of the Corporation or its Board of Directors. In addition, should required insurance fail to protect, unless otherwise provided in these Articles, the Corporation shall indemnify any individual made a part to a proceeding because he/she is a Director or officer of the Corporation against liability incurred in the proceeding, but only if the Corporation had authorized the action take was in the normal course of the normal reasonable duties as an officer or Director.


                           ARTICLE XI: CORPORATE SEAL

     The Board of Directors shall provide the corporate Seal, which shall be circular in form and shall have inscribed thereon the Corporation and the state of incorporation and the word, "Corporate Seal".


                          ARTICLE XII: WAIVER OF NOTICE

     Whenever any Notice is required to be given to any shareholder or Director of the Corporation on the provisions of these by-laws or under the provisions of the Articles of Incorporation or under the provisions under the Nevada Business Corporation Act, a waiver thereof in writing signed by the person or person entitled to such Notice, whether before or after stated therein, shall be deemed equivalent to the giving of such Notice.


                              ARTICLE XIII: LIMITED
                    LIABILITY/INDEMNIFICATION OF CORPORATION
                            OF OFFICERS AND DIRECTORS


                          SECTION I: LIMITED LIABILITY

     No officer or Director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer or Director, except for liability (i) for any breach of the officer or Director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) for any transaction from which the officer or Director derived any improper personal benefit. If the Nevada General Corporation Law is amended after the date of incorporation to authorize corporate action further eliminating or limiting the personal liability of officers or Directors, then the liability of an officer or Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada General Corporation law, or amendments thereto. No repeal or modification of this paragraph shall adversely affect a right or protection of an officer or Director of the Corporation existing at the time of such repeal or modification.

                           SECTION II: INDEMNIFICATION

     Each person who was or is made a party or is threatened to made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an officer or Director of the Corporation or is or was serving at the request of the Corporation as an officer or Director of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans whether the basis of such proceeding is alleged action in an official capacity as an officer or Director or in any other capacity while serving as an officer or Director shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Nevada General Corporation law, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be an officer or Director and shall inure to the benefit of this or her heirs, executors and administrators; provided however, that except AS provided herein with respect to proceeding seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof; initiated by such only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this action shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided however, that, if the Nevada General Corporation Law requires the payment of such expenses incurred by an officer or Director in his or her capacity as an officer or Director (and not in any other capacity in which service was or is rendered by such person while an officer or Director, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, payment shall be made only upon delivery to the Corporation of an undertaking on behalf of such officer or Director, to repay all amounts 50 advanced if it shall ultimately be determined that such officer or Director is not entitled to be indemnified under this Section or otherwise.

     If a claim hereunder is not paid in full by the Corporation within ninety days after a written claim has been received by the Corporation, the claimant may, at any time thereafter, bring suit against the Corporation to recover the unpaid amount of the claim and, if successful, in whole or in part, the claimant shall be entitled to be paid the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Nevada General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation "including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Nevada General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested Directors or otherwise.

     The Corporation may maintain insurance, at its expenses, to protect itself and any officer, Director, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expenses, liability or loss under the Nevada General Corporation Law.

     The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification to any employee or agent of the Corporation to the fullest extent of the provisions of this section with respect to the indemnification and advancement of expenses of officers and Directors of the Corporation or individuals serving at the request of the Corporation as an officer, Director, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise.


                          ARTICLE IV: EMERGENCY BY-LAWS

     Under the by-laws presented in Article XIII shall be operated during any emergency in the conduct of business of Corporation resulting from a catastrophic event that prevents a quorum of Directors from being readily assembled, not withstanding any different provision in the proceeding Articles of the by-laws or in the Articles of the Incorporation or in the Nevada Business Corporate Act. To the extent, not consistent with the provisions of these Articles, the by-laws provided in the proceeding Articles shall remain in effect during such emergency and upon its termination, the emergency by-laws shall cease to be operative.

DURING ANY SUCH EMERGENCY:

     1. A MEETING OF THE BOARD OF DIRECTORS MAY BE CALLED BY ANY OFFICER OR DIRECTOR OF THE CORPORATION. NOTICE OF TIME AND PLACE OF THE MEETING SHALL BE GIVEN BY PERSON CALLING THE MEETING TO SUCH OF THE DIRECTORS AND THAT MAY FEASIBLY BE ABLE TO REACH BY ANY AVAILABLE MEANS OF COMMUNICATION. SUCH NOTICE SHALL BE GIVEN AT A TIME IN ADVANCE OF THE MEETING SO CIRCUMSTANCE PERMITS AT THE JUDGEMENT OF THE PERSON THE MEETING;

     2. AT ANY SUCH MEETING, THE BOARD OF DIRECTORS IN QUORUM SHALL CONSIST OF THREE (3) DIRECTORS, NONE OF WHICH HAVE TO BE PHYSICALLY PRESENT, BUT ABLE TO COMMUNICATE AND HEAR EACH OTHER.

     3. THE BOARD OF DIRECTORS, EITHER BEFORE OR DURING ANY SUCH EMERGENCY, MAY PROVIDE AND FROM TIME TO TIME MODIFY LINES OF SUCCESSION IN THE EVENT THAT DURING AN EMERGENCY, AND ALL OFFICERS OR AGENTS OR THE CORPORATION SHALL, FOR ANY REASON, BE RENDERED INCAPABLE OF DISCHARGING THEIR DUTIES;

     4. THE BOARD OF DIRECTORS, EITHER BEFORE OR DURING ANY SUCH EMERGENCY, MAY EFFECTIVE ANY EMERGENCY, CHANGE THE HEAD OFFICE OR DESIGNATE SEVERAL ALTERNATIVE OR REGIONAL OFFICES OR AUTHORIZE THE OFFICERS OF THE CORPORATION TO DO SO.

     No officer, Director, or employees acting in accordance with these emergency by-laws shall be libel, except for willful misconduct.

     These emergency by-laws will be subject to repeal or change by future action of the Board of Directors or by action of the shareholders, but no such repeal or change shall modify the change of the next proceeding paragraph with regards to action taken prior to the time of such repeal or change. Any amendment of these emergency by-laws may make any future of different provisions that may be practical and necessary for the circumstances of the emergency.

                     ARTICLE XV: AMENDMENTS MODIFICATION AND
                             CHANGES TO THE BY-LAWS

     The Board of Directors may change, modify or amend the by-laws at any time by a majority vote based on the needs of the business.

CERTIFICATION OF SECRETARY

I hereby certify that I am the Corporate Secretary of Cole Computer Corporation and that the forgoing by-laws consisting constitute the Code of Cole Computer Corporation as duly excepted by the Board of Directors of the Corporation by resolution to put this Restatement of the Corporate By-Laws before the stockholders for a vote at the July 26, 2000, Meeting.

IN WITNESS WHEREOF: I have here unto subscribed my name this 16th day of June 2000.


                                                      /s/ CYNTHIA A. COLE
                                                      Cynthia A. Cole
                                                      Corporate Secretary

                            COLE COMPUTER CORPORATION
                              11711 South Portland
                             Oklahoma City, OK 73170

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
               THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 26, 2000


The undersigned hereby constitutes and appoints the following individual(s)
________________________________________________________________________________
and he/she or each of them his/her true and lawful agent(s) and proxies with full power of substitution in each to represent the undersigned at the Annual Meeting of Stockholders of Cole Computer Corporation headquarters at 11711 South Portland, Oklahoma City, OK 73170 on Wednesday, July 26, 2000 at 11:00 a.m. Central time and at any adjournments thereof, on all matters coming before said meeting.

1. Election of Directors.

   Nominees:             [ ] For                  [ ] Withheld
            Dr. S.F. Hartley, Homer O. Cole III, John L. Ruth, Albert D. Fields,
               Dr. Yin-Chang Liu, Ms. Cynthia A. Cole, Kam Mar
            (To withhold vote for any individual nominee write that name below.)
--------------------------------------------------------------------------------

2. Ratification of appointment of Malone & Bailey, PLLC as independent public accountants.

     [ ] For                      [ ] Against                   [ ] Abstain

3. Approval of restatement of Articles of Incorporation.

     [ ] For                      [ ] Against                   [ ] Abstain

4. Approval of restatement of Corporate By-Laws.

     [ ] For                      [ ] Against                   [ ] Abstain

5. In their discretion, upon other matters as they may properly come before the meeting.

                 (Continued and to be signed on the other side.)

                          (Continued from other side.)



You are encouraged to specify your choices by marking the appropriate boxes, (see reverse side), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The persons named on the reverse side as agents and proxies cannot vote your shares unless you sign and return this card.

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5.



                               Dated this _____ day of _________________, 2000


                               ------------------------------------------------

                               ------------------------------------------------

                               ------------------------------------------------
                                               Signature(s)

                               Please mark, sign and return promptly using the enclosed envelope. Executors, administrators, trustees, etc. should give a title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.